                                                                                                       Exhibit 99.4
                          Notice of Guaranteed Delivery

                            With Respect to Tender of
              Any and All Outstanding 11 1/4% Senior Notes Due 2007
                In Exchange For 11 1/4% Senior Notes Due 2007 of
                            Comstock Resources, Inc.
             Which Have Been Registered Under the Securities Act of
                 Pursuant to the Prospectus Dated August 5, 2002

   As set forth in the  Prospectus,  dated August 5, 2002 (as the same may be amended  or  supplemented  from time to time,  the  "Prospectus"),  of  Comstock
Resources,  Inc.,  a Nevada  corporation  (the  "Company"),  under  the  caption
"Exchange Offer - Guaranteed Delivery Procedures" and in the accompanying Letter of  Transmittal  ("Letter of  Transmittal")  to tender the Company's  issued and outstanding  ("Outstanding Notes") 11 1/4% Senior Notes due 2007 in exchange for the Company's 11 1/4% Senior Notes due 2007,  which have been  registered  under the Securities Act of 1933,  this form or one  substantially  equivalent  hereto must  be  used  to  accept  the  Exchange  Offer  (as  defined  below)  if:  (i)
certificates for Outstanding Notes of the Company are not immediately available;
(ii) time will not permit all required documents to reach the Exchange Agent for the Exchange Offer on or prior to the  Expiration  Date (as defined  below);  or
(iii) the procedures for book-entry  transfer cannot be completed on or prior to the Expiration  Date. This form may be delivered by facsimile  transmission,  by registered or certified mail, by hand, or by overnight  delivery  service to the
Exchange  Agent.  See "Exchange  Offer - Procedures  for  Tendering  Outstanding
Notes" in the Prospectus.

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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON SEPTEMBER 3, 2002 (THE  "EXPIRATION  DATE"),  UNLESS THE EXCHANGE OFFER IS
EXTENDED BY THE COMPANY.
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                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
               THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.

    BY MAIL, OVERNIGHT COURIER                         BY FACSIMILE:
       AND HAND DELIVERY:                              (212) 298-1915
  The Bank of New York Trust Company of         (For Eligible Institutions Only)
          Florida, N.A.
    Corporate Trust Operations                      CONFIRM BY TELEPHONE:
         Reorganization Unit                          (212) 815-3750
     101 Barclay Street - 7 East
     New York, New York 10286
           Attn: Kim Lau

          DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS
                 OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION
                OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A
                      NUMBER OTHER THAN AS SET FORTH ABOVE,
                      WILL NOT CONSTITUTE A VALID DELIVERY.

LADIES AND GENTLEMEN:

   The  undersigned  hereby  tender(s)  to  the  Company,  upon  the  terms  and conditions  set  forth  in the  Prospectus  and in the  accompanying  Letter  of
Transmittal (which together  constitute the "Exchange Offer"),  receipt of which is hereby  acknowledged,  the principal  amount of  Outstanding  Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and in the Letter of Transmittal.

   The  undersigned  understands and  acknowledges  that the Exchange Offer will expire at 5:00 p.m., New York City time, on September 3, 2002, unless extended by the Company in accordance with the Prospectus.

   All  authority  herein  conferred or agreed to be conferred by this Notice of
Guaranteed Delivery shall survive the death or incapacity of the undersigned and every  obligation of the  undersigned  under this Notice of Guaranteed  Delivery
shall  be  binding  upon  the  heirs,   personal   representatives,   executors,
administrators,  successors,  assigns,  trustees in  bankruptcy  and other legal representatives of the undersigned.

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                    DESCRIPTION OF OUTSTANDING NOTES TENDERED
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CERTIFICATE NUMBER(S)(IF KNOWN)OF
OUTSTANDING NOTES OR ACCOUNT NUMBER    AGGREGATE PRINCIPAL AMOUNT
AT THE BOOK-ENTRY FACILITY             REPRESENTED*                  PRINCIPAL AMOUNT TENDERED
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-------------------------------------  ------------------------------------------------------
-------------------------------------  ------------------------------------------------------
-------------------------------------  ------------------------------------------------------
                                       Total:                      Total:
                                            --------------------         --------------------
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                            PLEASE SIGN AND COMPLETE

   This Notice of Guaranteed Delivery must be signed by the holder(s) exactly as name(s) appear(s) on certificates for the Outstanding Notes or, if tendered by a participant in the Depository Trust Company,  exactly as the participant's  name appears on the security position listing as the owner of the Outstanding  Notes, or by person(s)  authorized to become  holder(s) by  endorsements  and documents transmitted  with the  Notice  of  Guaranteed  Delivery.  If  signature  is by a trustee,  executor,  administrator,  guardian,  attorney-in-fact,  officer  of a corporation  or other person acting in a fiduciary or  representative  capacity, such persons must set forth his or her full title below.

SIGNATURE(S):                                PRINTED NAME(S):
             -------------------

ADDRESS:                                     CAPACITY (FULL TITLE), IF SIGNING IN A REPRESENTATIVE
         -------------------------------
                                             CAPACITY:
----------------------------------------

(ZIP CODE)
          ------------------------
AREA CODE AND TELEPHONE:                     TAXPAYER IDENTIFICATION OR SOCIAL SECURITY
                ------------------------     NUMBER:
                                                    ---------------------
DATED: _________, 2002

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              THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

* Must be in  denominations  of a  principal  amount of $1,000 and any  integral multiple thereof.

                                       2

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

   The  undersigned,  being a member firm of a  registered  national  securities exchange, a member of the National Association of Securities Dealers, Inc., or a
commercial  bank or trust company having an office in the United States,  hereby guarantees (a) that the above named  person(s)  "own(s)" the  Outstanding  Notes tendered  herby  within  the  meaning  of Rule 14e-4  ("Rule  14e-4")  under the
Securities  Exchange  Act of 1934,  as  amended,  (b) that  such  tender of such
Outstanding  Notes complies with Rule 14e-4,  and (c) to deliver to the Exchange
Agent the  certificates  representing  the Outstanding  Notes tendered hereby or confirmation of book-entry  transfer of such Outstanding Notes into the Exchange
Agent's  account at The Depository  Trust Company,  in proper form for transfer, together  with the  Letter  of  Transmittal  (or  facsimile  thereof),  properly completed and duly  executed,  with any required  signature  guarantees  and any other  required  documents,  within three New York Stock  Exchange  trading days after the Expiration Date:

   The  undersigned   acknowledges   that  it  must  deliver  the  Letter(s)  of
Transmittal  and the  Outstanding  Notes  tendered  hereby to the Exchange Agent within the trial  period set forth above and that  failure to do so could result in a financial loss to the undersigned.

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Name of Firm:
             -------------------------------------------------------------------
Address:
             -------------------------------------------------------------------

Area Code and Telephone No.
                           -----------------------------------------------------

Authorized Signature:
                     -----------------------------------------------------------
Printed Name:
             -------------------------------------------------------------------
Title:
       -------------------------------------------------------------------------

Dated: ___________________, 2002

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NOTE: DO NOT SEND CERTIFICATES OF OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES
      OF OUTSTANDING  NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL TO
      THE EXCHANGE AGENT.

                                       3